UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23569

Versus Capital Infrastructure Income Fund

(Exact name of registrant as specified in charter)

5050 South Syracuse Street, Suite 1100

Denver, CO 80237

(Address of principal executive offices) (Zip code)

Mark D. Quam

c/o Versus Capital Advisors LLC

5050 South Syracuse Street, Suite 1100

Denver, CO 80237

(Name and address of agent for service)

COPY TO:

David C. Sullivan, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Registrant’s telephone number, including area code:  (877) 200-1878

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

VERSUS CAPITAL

INFRASTRUCTURE INCOME FUND

Annual Report

March 31, 2025

VERSUS CAPITAL ADVISORS LLC

This report is for shareholders of Versus Capital Infrastructure Income Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of the Fund are distributed by Foreside Funds Distributors LLC, Portland, Maine.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Notice

This notice describes the Fund’s privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information (“Personal Information”) for business purposes, such as to process requests and transactions, to maintain accounts, and to provide customer service. Personal Information is obtained from the following sources:

•	Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•	Written and electronic correspondence, including telephone contacts; and

•

Transaction history, including information about the Fund’s transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries.

The Fund limits access to Personal Information to those employees and service providers who need to know that information for business purposes. Employees are required to maintain and protect the confidentiality of Personal Information. The Adviser, on behalf of the Fund, maintains written policies and procedures that address physical, electronic and administrative safeguards designed to protect Personal Information.

The Fund may share Personal Information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only as authorized by exceptions to Regulation S-P’s opt-out requirements, for example, if it is necessary to effect, administer, or enforce a transaction that an investor requests or authorizes; (ii) in connection with processing or servicing a financial product or service an investor requests or authorizes; and (iii) in connection with maintaining or servicing the investor’s account with the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Shareholder Letter

March 31, 2025 (Unaudited)

Dear Shareholders,

March 31, 2025 marks the first anniversary of Versus Capital Infrastructure Income Fund (the “Fund” or “VCRDX”). Over the past twelve months, the investment landscape has offered compelling opportunities for private infrastructure debt investments. Strong demand for capital – fueled by constrained government budgets and an unprecedented pipeline of development mandates driven by digitalization, decarbonization, and decentralization –has created favorable supply-demand dynamics for private investors. At the same time, the market has faced headwinds from persistent elevated inflation, an evolving policy environment, and heightened geopolitical tensions, which have the potential to delay project execution and pressure performance of higher-risk speculative assets. While expectations for rapid Federal Reserve rate cuts have moderated and concerns around a global economic slowdown have intensified, infrastructure debt has remained resilient and continues to offer attractive risk-adjusted returns — particularly through investments with robust structural protections backed by essential assets generating long-dated stable cash flows.

As of March 31, 2025, the Fund provided shareholders with access to a portfolio of 49 private debt investments, with a weighted average yield-to-maturity (“YTM”) of 10.4%. These private investments are underpinned by assets spanning 13 infrastructure sub-sectors critical to long-term economic stability and growth —including conventional power generation, renewables, energy transition, midstream, digital infrastructure, and transportation. The private portfolio is also well-balanced across project stages, with 37% allocated to greenfield (under-construction) assets, 27% to brownfield (operating) assets, and 36% to hybrid portfolios containing both under construction and operating assets. In addition to sub-sector and stage diversification, key underwriting metrics such as cash flow profile, loan-to-value (“LTV”) and structural protections remain central to the Fund’s portfolio construction. As of March 31, 2025, 79% of the portfolio’s investments’ cash flows are contracted or recurring in nature, while 21% are merchant (uncontracted). The private portfolio maintained a weighted average LTV of 61%, with 97% of investments in first-lien senior secured position. No credit impairments were recorded during the period, reflecting the Fund’s disciplined underwriting standards. We remain confident in the current portfolio construction and will continue to build the Fund with the same level of prudence and consistency. In addition to private debt investments, the Fund ended the first year with 4% allocation to a public portfolio primarily composed of liquid, listed infrastructure debt securities.

In March 2025, the Fund delivered its first realization of its largest holding to date - a $20 million senior secured term loan to a distributed power generation business. The investment was prepaid ahead of its scheduled maturity, generating a strong net realized internal rate of return1 of 13.3%. The prepayment proceeds were deployed into multiple transactions within two weeks post the prepayment, with the new positions reflected in the portfolio as of March 31, 2025.

The Fund finished its fiscal year ended March 31, 2025 with a net unlevered return of +9.80%, driven by strong interest income and stable credit performance across the portfolio, which provided a 2.94% premium to the Morningstar LTSA Leveraged Loan index which returned 6.86% over the same period.

Performance Disclosure: Quoted performance is net of all fees and expenses. Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month end may be obtained by calling 877-200-1878.

Looking ahead, we believe the infrastructure credit market remains fundamentally robust. As investor demand shifts towards strategies resilient to inflation and broader economic cycles, the Fund is uniquely positioned to capitalize on a robust pipeline of compelling opportunities that are actionable in the near-term. Our commitment remains centered on constructing a well-diversified portfolio backed by essential infrastructure assets that offer stable cash flows and strong downside protection. With this disciplined investment approach, we believe the Fund is well positioned to continue delivering attractive risk-adjusted returns through evolving market environments.

Sincerely,

Mark Quam

Chief Executive Officer

Versus Capital Advisors LLC

1Net realized internal rate of return accounts for fees and expenses incurred at the investment level but does not include fees and expenses charged at the Fund level. Internal rate of return measures the annualized rate of an investment, taking into account all cash inflows and outflows over the investment period. It is commonly used to evaluate and compare profitability of investments over time.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Fund Performance

March 31, 2025 (Unaudited)

 Total Returns(a) for the period ended March 31, 2025

	Since Inception (April 01, 2024)

Versus Capital Infrastructure Income Fund(b)	9.80%

Morningstar LSTA Leveraged Loan Index(c)	6.86	%(d)

Growth of $10,000 for period ended March 31, 2025(a),(b)

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on April 1, 2024 for the period indicated. For comparison, the same investment is shown in the indicated index.

(a)	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical period.
(b)

Total return is calculated using the net asset value of the Fund on the beginning and ending date of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at the Fund’s net asset value. The Fund intends to make regular quarterly distributions to shareholders. The level of quarterly distributions is not fixed. Each distribution is based upon both actual and estimated cash flows received from the Fund’s investments as well as the tax requirements under which it operates and therefore may ultimately include returns of capital. Returns are not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the repurchase of Fund shares. The Fund’s gross expense ratio as of its Prospectus dated July, 29, 2024 was 1.80%.

(c)	The index is unmanaged and is not available for direct investment. Its performance does not reflect the expenses associated with the active management of a portfolio.
(d)	Represents the total return of the index from the Fund’s inception date.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Fund Performance

March 31, 2025 (Unaudited) (continued)

Definitions & Index Descriptions

LTV - A ratio comparing the value of a loan to the value of the asset securing it.

Morningstar LSTA Leveraged Loan Index - The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index that measures the performance of the US leveraged loan market.

YTM - The rate of return generated assuming interest payments and capital gains or losses as if the instrument is held to maturity. Distributions from underlying investments are not guaranteed and may fluctuate. This figure does not reflect past performance and cannot predict future results.

An investment in the Fund is subject to a high degree of risk. These risks include, but are not limited to, the following: Infrastructure and infrastructure-related assets entail special risks, including adverse changes in local, national and international economies, supply and demand for services from and access to infrastructure, changes in interest rates, changes in laws and other governmental rules, technological developments and disruptions, and environmental problems. In addition to risks generally associated with debt securities and related investments (e.g., credit risk, interest rate risk), investments in loans and loan related investments are subject to other risks, including declines in loan collateral value, loss of liquidity, and legal or contractual restrictions on resale.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Versus Capital Infrastructure Income Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Versus Capital Infrastructure Income Fund (the “Fund”), including the portfolio of investments, as of March 31, 2025, the related statements of operations, cash flows, and changes in net assets for the year then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for the year then ended, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian, underlying fund managers and brokers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Fund’s auditor of one or more investment companies in the Fund’s investment company group since 2011.

Philadelphia, Pennsylvania

May 29, 2025

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Portfolio of Investments – March 31, 2025

Shares		Value

Private Investment Funds(a) - 2.3%
	Diversified – 2.3%
—	AIGA Climate Fund I, LP(b)	$3,816,441
—	DigitalBridge Credit II (Onshore), LP(c)	909,980

	Total Private Investment Funds	4,726,421

	(Cost $4,746,381)

Common Stocks - 0.6%

	Airport Development/Maintenance – 0.0%
6,695	Auckland International Airport, Ltd.	31,055
615	Japan Airport Terminal Co., Ltd.	16,955

		48,010

	Building-Heavy Construction – 0.1%
1,108	Cellnex Telecom SA, 144A	39,388
430	Ferrovial SE	19,233

		58,621

	Electric-Distribution – 0.0%
3,738	National Grid, PLC	48,759

	Electric-Integrated – 0.2%
1,189	CenterPoint Energy, Inc.	43,078
611	CMS Energy Corp.	45,892
643	Duke Energy Corp.	78,427
425	Entergy Corp.	36,333
2,900	PG&E Corp.	49,822
1,364	PPL Corp.	49,254
473	TXNM Energy, Inc.	25,296
820	Xcel Energy, Inc.	58,048

		386,150

	Electric-Transmission – 0.0%
958	Red Electrica Corp. SA	19,228

	Gas-Distribution – 0.0%
860	Italgas SpA	6,167
991	NiSource, Inc.	39,729

		45,896

	Pipelines – 0.1%
4,178	APA Group	20,697
198	Cheniere Energy, Inc.	45,817
617	Koninklijke Vopak NV	26,806
183	Targa Resources Corp.	36,686
966	TC Energy Corp.	45,620
704	Williams Cos., Inc./The	42,071

		217,697

	Public Thoroughfares – 0.0%
4,922	Transurban Group	41,456

	Transport-Rail – 0.1%
434	Canadian Pacific Kansas City, Ltd.	30,457
1,086	CSX Corp.	31,961
1,239	East Japan Railway Co.	24,421
1,601	Getlink SE	27,651
262	Union Pacific Corp.	61,895

		176,385

	Water – 0.1%
230	American Water Works Co., Inc.	33,930
3,340	Pennon Group, PLC	19,348
449	Severn Trent, PLC	14,699

		67,977

	Total Common Stocks	1,110,179

	(Cost $1,076,562)

Shares		Value

Real Estate Investment Trust - 0.1%

	REITS-Diversified – 0.1%
62	American Tower Corp., REIT	$13,491
321	Crown Castle, Inc., REIT	33,458
224	SBA Communications Corp., REIT	49,282

		96,231

	Total Real Estate Investment Trust	96,231

	(Cost $96,056)

Par

Corporate Debts - 3.3%
	Building Production-Cement/Aggreg – 0.0%
	Quikrete Holdings, Inc., 144A,
$ 10,000	6.38%, 3/1/2032	10,072

	Cable/Satellite TV – 0.4%
	Cable One, Inc., 144A,
71,000	4.00%, 11/15/2030	56,401
	CCO Holdings, LLC / CCO Holdings Capital Corp., 144A,
118,000	4.75%, 3/1/2030	109,549
	Charter Communications Operating, LLC / Charter Communications Operating Capital,
10,000	6.15%, 11/10/2026	10,206
	Comcast Corp.,
77,000	2.35%, 1/15/2027	74,433
	Cox Communications, Inc., 144A,
35,000	3.50%, 8/15/2027	34,138
	CSC Holdings, LLC, 144A,
97,000	3.38%, 2/15/2031	69,574
	Directv Financing, LLC / Directv Financing Co.-Obligor, Inc.,
47,000	5.88%, 8/15/2027, 144A	45,589
100,000	10.00%, 2/15/2031, 144A	96,105
	DISH Network Corp., 144A,
41,000	11.75%, 11/15/2027	43,202
	GCI, LLC, 144A,
65,000	4.75%, 10/15/2028	60,015
	LCPR Senior Secured Financing DAC,
25,000	6.75%, 10/15/2027, 144A	20,933
16,000	5.13%, 7/15/2029, 144A	11,752
	Midcontinent Communications, 144A,
52,000	8.00%, 8/15/2032	52,643
	Sunrise Finco I BV, 144A,
47,000	4.88%, 7/15/2031	42,784
	Virgin Media Secured Finance, PLC, 144A,
147,000	4.50%, 8/15/2030	129,494
	VZ Secured Financing BV, 144A,
9,000	5.00%, 1/15/2032	7,831

		864,649

	Cellular Telecom – 0.2%
	Altice France SA,
60,000	5.50%, 1/15/2028, 144A	48,022
20,000	5.13%, 7/15/2029, 144A	15,695
	C&W Senior Finance Ltd., 144A,
8,000	9.00%, 1/15/2033	7,881
	Liberty Costa Rica Senior Secured Finance, 144A,
6,000	10.88%, 1/15/2031	6,429
	Rogers Communications, Inc.,
48,000	3.20%, 3/15/2027	46,716
84,000	UST + 3.59%, 5.25%, 3/15/2082, 144A(d)	82,266

See accompanying notes to financial statements.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Portfolio of Investments – March 31, 2025 (continued)

Par		Value

	Cellular Telecom - (continued)
	T-Mobile USA, Inc.,
$ 35,000	3.75%, 4/15/2027	$34,498
	Zegona Finance, PLC, 144A,
41,000	8.63%, 7/15/2029	43,505

		285,012

	Electric-Distribution – 0.1%
	Consolidated Edison Co. of New York, Inc.,
54,000	4.00%, 12/1/2028	53,329
	Exelon Corp.,
54,000	3.40%, 4/15/2026	53,387
	Sempra,
29,000	3.40%, 2/1/2028	28,030
35,000	UST + 2.79%, 6.88%, 10/1/2054(d)	34,744
35,000	UST + 2.14%, 6.55%, 4/1/2055(d)	33,384
	XPLR Infrastructure Operating Partners LP, 144A,
25,000	7.25%, 1/15/2029	24,619

		227,493

	Electric-Generation – 0.0%
	Vistra Operations Co., LLC, 144A,
71,000	7.75%, 10/15/2031	74,418

	Electric-Integrated – 0.6%
	AES Corp.,
89,000	UST + 2.89%, 6.95%, 7/15/2055(d)	85,034
	Ameren Corp.,
41,000	1.75%, 3/15/2028	37,796
	American Electric Power Co., Inc.,
33,000	UST + 2.68%, 6.95%, 12/15/2054(d)	33,744
15,000	UST + 2.75%, 7.05%, 12/15/2054(d)	15,281
	Black Hills Corp.,
29,000	5.95%, 3/15/2028	30,058
	CenterPoint Energy, Inc.,
65,000	UST + 2.95%, 6.85%, 2/15/2055(d)	65,280
	CMS Energy Corp.,
41,000	3.45%, 8/15/2027	40,064
	Consumers Energy Co.,
5,000	4.65%, 3/1/2028	5,041
	Dominion Energy Inc.,
35,000	2.85%, 8/15/2026	34,210
	Duke Energy Corp.,
54,000	2.65%, 9/1/2026	52,594
	Edison International,
41,000	UST + 3.66%, 7.88%, 6/15/2054(d)	39,562
	Emera, Inc.,
112,000	6.75%, 6/15/2076	112,638
	Entergy Corp.,
65,000	UST + 2.67%, 7.13%, 12/1/2054(d)	65,958
	Evergy, Inc.,
47,000	UST + 2.56%, 6.65%, 6/1/2055(d)	46,347
	Eversource Energy,
29,000	5.45%, 3/1/2028	29,640
	FirstEnergy Corp.,
29,000	3.90%, 7/15/2027	28,523
	Florida Power & Light Co.,
10,000	3.13%, 12/1/2025	9,913
	Fortis Inc. / Canada,
41,000	3.06%, 10/4/2026	40,069
	NextEra Energy Capital Holdings, Inc.,
35,000	1.90%, 6/15/2028	32,300
15,000	UST + 2.55%, 3.80%, 3/15/2082(d)	14,150

Par		Value

	Electric-Integrated - (continued)
	Pacific Gas and Electric Co.,
$ 29,000	3.15%, 1/1/2026	$28,630
	PG&E Corp.,
54,000	UST + 3.88%, 7.38%, 3/15/2055(d)	53,209
	PPL Capital Funding, Inc.,
48,000	3.10%, 5/15/2026	47,221
	Public Service Electric & Gas Co.,
48,000	3.00%, 5/15/2027	46,784
	Southern Co. (The),
48,000	4.85%, 6/15/2028	48,578
	Southwestern Electric Power Co.,
29,000	2.75%, 10/1/2026	28,229
	Virginia Electric & Power Co.,
29,000	3.50%, 3/15/2027	28,547
	WEC Energy Group, Inc.,
48,000	4.75%, 1/15/2028	48,296

		1,147,696

	Gas-Distribution – 0.1%
	AltaGas Ltd., 144A,
44,000	UST + 3.57%, 7.20%, 10/15/2054(d)	43,515
	CenterPoint Energy Resources Corp.,
48,000	5.25%, 3/1/2028	48,940
	NiSource, Inc.,
41,000	3.49%, 5/15/2027	40,165

		132,620

	Independent Power Producer – 0.1%
	Calpine Corp., 144A,
77,000	5.13%, 3/15/2028	75,830
	Clearway Energy Operating, LLC, 144A,
118,000	3.75%, 2/15/2031	103,768
	NRG Energy, Inc.,
35,000	5.25%, 6/15/2029, 144A	34,139
41,000	3.63%, 2/15/2031, 144A	36,343

		250,080

	Internet Connective Services – 0.0%
	Cogent Communications Group, LLC, 144A,
35,000	3.50%, 5/1/2026	34,156

	Internet Telephony – 0.0%
	Cablevision Lightpath, LLC, 144A,
83,000	3.88%, 9/15/2027	78,900

	Machinery-Pumps – 0.0%
	Xylem, Inc.,
41,000	1.95%, 1/30/2028	38,294

	Non-hazardous Waste Disposal – 0.1%
	GFL Environmental, Inc., 144A,
47,000	3.50%, 9/1/2028	44,458
	Republic Services, Inc.,
54,000	2.90%, 7/1/2026	53,141
	Waste Connections Inc.,
54,000	4.25%, 12/1/2028	53,573
	Waste Management Inc.,
54,000	3.15%, 11/15/2027	52,515
	Wrangler Holdco Corp., 144A,
25,000	6.63%, 4/1/2032	25,479

		229,166

See accompanying notes to financial statements.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Portfolio of Investments – March 31, 2025 (continued)

Par		Value

	Oil Refining & Marketing – 0.1%
	Parkland Corp., 144A,
$ 118,000	4.50%, 10/1/2029	$111,365
	Sunoco LP / Sunoco Finance Corp.,
41,000	4.50%, 5/15/2029	38,865

		150,230

	Pipelines – 1.0%
	Antero Midstream Partners LP / Antero Midstream Finance Corp., 144A,
118,000	5.38%, 6/15/2029	115,423
	Boardwalk Pipelines LP,
54,000	4.45%, 7/15/2027	53,709
	Buckeye Partners LP,
71,000	4.13%, 12/1/2027	68,382
	Cheniere Corpus Christi Holdings, LLC,
48,000	5.13%, 6/30/2027	48,414
	Cheniere Energy, Inc.,
41,000	4.63%, 10/15/2028	40,576
	DCP Midstream Operating LP,
48,000	5.63%, 7/15/2027	48,812
	DT Midstream, Inc., 144A,
41,000	4.13%, 6/15/2029	38,624
	Enbridge, Inc.,
54,000	3.70%, 7/15/2027	53,023
106,000	UST + 4.42%, 7.63%, 1/15/2083(d)	111,291
	Energy Transfer LP,
20,000	UST + 5.13%, 6.75%, 5/15/2025(d)	20,073
35,000	5.55%, 2/15/2028	35,836
65,000	UST + 5.31%, 7.13%, 5/15/2030(d)	65,934
35,000	SOFR + 3.28%, 7.57%, 11/1/2066(e)	34,874
	Enterprise Products Operating LLC,
10,000	4.60%, 1/11/2027	10,056
	Enterprise Products Operating, LLC,
29,000	3.70%, 2/15/2026	28,808
35,000	3.95%, 2/15/2027	34,824
35,000	SOFR + 3.29%, 5.25%, 8/16/2077(d)	34,547
112,000	SOFR + 2.83%, 5.38%, 2/15/2078(d)	109,834
	EQM Midstream Partners LP, 144A,
32,000	4.50%, 1/15/2029	31,022
	Global Partners LP / GLP Finance Corp.,
35,000	7.00%, 8/1/2027	34,928
5,000	8.25%, 1/15/2032, 144A	5,144
	Hess Midstream Operations LP, 144A,
65,000	5.50%, 10/15/2030	63,706
	Kinder Morgan, Inc.,
35,000	4.30%, 3/1/2028	34,750
	Kinetik Holdings LP, 144A,
89,000	5.88%, 6/15/2030	88,137
	MPLX LP,
41,000	4.00%, 3/15/2028	40,268
	NuStar Logistics LP,
65,000	5.63%, 4/28/2027	64,783
	ONEOK, Inc.,
10,000	5.85%, 1/15/2026	10,078
20,000	5.38%, 6/1/2029	20,316
	Plains All American Pipeline LP,
47,000	SOFR + 4.37%, 8.69%, 5/1/2025(e)	47,015
	Plains All American Pipeline LP / PAA Finance Corp.,
35,000	3.55%, 12/15/2029	32,995

Par		Value

	Pipelines - (continued)
	South Bow Canadian Infrastructure Holdings, Ltd., 144A,
$ 89,000	UST + 3.67%, 7.50%, 3/1/2055(d)	$90,159
	South Bow USA Infrastructure Holdings, LLC, 144A,
48,000	4.91%, 9/1/2027	48,034
	Summit Midstream Holdings, LLC, 144A,
41,000	8.63%, 10/31/2029	41,875
	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144A,
71,000	6.00%, 12/31/2030	67,433
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
60,000	6.88%, 1/15/2029	61,373
	Transcanada Trust,
100,000	UST + 3.99%, 5.60%, 3/7/2082(d)	93,568
	Transcontinental Gas Pipe Line Co., LLC,
54,000	4.00%, 3/15/2028	53,056
	Venture Global Calcasieu Pass, LLC, 144A,
65,000	6.25%, 1/15/2030	66,016
	Venture Global LNG, Inc.,
24,000	7.00%, 1/15/2030, 144A	23,662
32,000	8.38%, 6/1/2031, 144A	32,477
	Western Midstream Operating LP,
54,000	4.75%, 8/15/2028	53,817

		2,057,652

	REITS-Diversified – 0.1%
	American Tower Corp., REIT,
29,000	5.25%, 7/15/2028	29,525
	Crown Castle International Corp., REIT,
5,000	4.00%, 3/1/2027	4,933
	Digital Realty Trust LP, REIT,
41,000	3.70%, 8/15/2027	40,272
	Equinix, Inc., REIT,
10,000	1.80%, 7/15/2027	9,407
	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital, LLC,
84,000	10.50%, 2/15/2028, 144A, REIT	89,296
21,000	6.50%, 2/15/2029, 144A, REIT	18,893

		192,326

	Retail-Propane Distribution – 0.1%
	Ferrellgas LP / Ferrellgas Finance Corp., 144A,
65,000	5.88%, 4/1/2029	58,911
	Suburban Propane Partners LP / Suburban Energy Finance Corp., 144A,
77,000	5.00%, 6/1/2031	69,594

		128,505

	Satellite Telecom – 0.0%
	EchoStar Corp.,
50,000	6.75%, 11/30/2030(f)	45,431

	Steel-Producers – 0.0%
	Cleveland-Cliffs Inc.,
25,000	5.88%, 6/1/2027	24,847

	Telecom Services – 0.2%
	Bell Telephone Co. of Canada or Bell Canada,
68,000	UST + 2.39%, 6.88%, 9/15/2055(d)	68,305
	Fibercop SpA, 144A,
29,000	6.38%, 11/15/2033	27,715
	Frontier Communications Holdings, LLC, 144A,
147,000	8.63%, 3/15/2031	156,719

See accompanying notes to financial statements.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Portfolio of Investments – March 31, 2025 (continued)

Par		Value

	Telecom Services - (continued)
	Iliad Holding SAS, 144A,
$ 10,000	7.00%, 10/15/2028	$10,129
	TELUS Corp.,
29,000	3.70%, 9/15/2027	28,440

		291,308

	Telephone-Integrated – 0.1%
	Telecom Italia Capital SA ,
41,000	6.38%, 11/15/2033	40,857
	AT&T, Inc.,
71,000	1.70%, 3/25/2026	69,069
	British Telecommunications PLC,
41,000	5.13%, 12/4/2028	41,616
	Level 3 Financing, Inc., 144A,
42,000	10.50%, 5/15/2030	45,213
	Sprint Capital Corp,
12,000	6.88%, 11/15/2028	12,815
	Verizon Communications, Inc.,
5,000	4.33%, 9/21/2028	4,976

		214,546

	Transport-Rail – 0.1%
	Brightline East, LLC, 144A,
25,000	11.00%, 1/31/2030	22,050
	Canadian National Railway Co.,
29,000	2.75%, 3/1/2026	28,589
	Canadian Pacific Railway Co.,
35,000	1.75%, 12/2/2026	33,499
	CSX Corp.,
54,000	2.60%, 11/1/2026	52,594
	Norfolk Southern Corp.,
35,000	2.90%, 6/15/2026	34,401
	Union Pacific Corp.,
54,000	4.75%, 2/21/2026	54,145

		225,278

	Total Corporate Debts	6,702,679

	(Cost $6,731,081)

Hybrid Debt Investments - 5.7%
	Pipelines – 2.0%
	EPIC Y-Grade Services, LP, Term Loan B,
3,980,000	SOFR + 5.75%, 10.04%, 6/29/2029(e)	3,985,612

	Power Generation – 3.7%
	CPV Shore Holdings, LLC, Term B Advance,
1,000,000	SOFR + 3.75%, 8.05%, 2/4/2032(e)	997,500
	Eastern Power, LLC, Term Loan B,
2,902,835	SOFR + 5.25%, 9.57%, 4/3/2028(e)	2,849,960
	Lackawanna Energy Center,
1,626,266	Term B-2 Tranche, SOFR + 4.25%, 8.57%, 8/6/2029(e)	1,628,299
357,182	Term C Facility, SOFR + 4.25%, 8.57%, 8/6/2029(e)	357,628
	Oregon Clean Energy, LLC, Term Loan B Advance,
851,972	SOFR + 3.50%, 7.80%, 7/12/2030(e)	856,765
	South Field Energy, LLC,
	New Term Loan B, SOFR + 3.25%, 7.55%,
848,242	8/29/2031(e)	848,242
	New Term Loan C, SOFR + 3.25%, 7.55%,
54,224	8/29/2031(e)	54,223

		7,592,617

	Total Hybrid Debt Investments	11,578,229

	(Cost $11,473,614)

Par		Value

Private Debts(a)(g) - 84.3%
	Digital Infrastructure - Data Center Services – 12.8%
	CoreWeave CAC IV, LLC, SOFR + 6.00%,
$ 470,426	10.30%, 6/28/2029(e)	$474,562
704,330	10.30%, 7/26/2029(e)	710,522
1,378,188	10.32%, 8/27/2029(e)	1,390,304
1,754,422	10.29%, 10/11/2029(e)	1,769,845
901,022	10.30%, 10/28/2029(e)	908,943
1,019,191	10.32%, 10/28/2029(e)	1,028,150
496,793	10.29%, 12/10/2029(e)	501,160
862,113	10.30%, 12/10/2029(e)	869,691
136,762	10.30%, 2/5/2030(e)	137,964
933,930	10.30%, 2/5/2030(e)	942,140
	CoreWeave CAC IV, LLC, Unfunded,
6,342,824	0.50%, 6/28/2029(h)	127,350
	VCRDX Data Center 1, LLC,
16,953,351	SOFR + 5.50%, 9.80%, 6/27/2029(e)(f)(i)	16,953,351

		25,813,982

	Digital Infrastructure - Fiber – 7.3%
	Conterra Ultra Broadband SPV II, LLC,
15,000,000	SOFR + 6.50%, 10.80%, 4/8/2028(e)	14,718,750

	Energy Transition - Battery Storage – 9.2%
	esV Intermediate Holdco, LLC,
6,000,000	SOFR + 4.35%, 8.65%, 3/22/2027(e)	5,974,800
	Regis Laureles, LLC,
218,690	WSJ Prime + 2.00%, 9.50%, 7/9/2025(e)	218,566
	Regis Laureles, LLC, Unfunded,
361,721	7/9/2025(h)(j)	0
	Regis Leakey, LLC,
253,968	WSJ Prime + 2.00%, 9.50%, 7/9/2025(e)	253,824
	Regis Leakey, LLC, Unfunded,
548,789	7/9/2025(h)(j)	0
	Regis Mason, LLC,
352,323	WSJ Prime + 2.00%, 9.50%, 7/9/2025(e)	352,123
	Regis Mason, LLC, Unfunded,
470,872	7/9/2025(h)(j)	0
	Regis Medina Lake, LLC,
382,506	WSJ Prime + 2.00%, 9.50%, 7/9/2025(e)	382,289
	Regis Medina Lake, LLC, Unfunded,
389,848	7/9/2025(h)(j)	0
	Regis Medina, LLC,
277,858	WSJ Prime + 2.00%, 9.50%, 7/9/2025(e)	277,701
	Regis Medina, LLC, Unfunded,
537,409	7/9/2025(h)(j)	0
	Regis Muenster, LLC,
403,043	WSJ Prime + 2.00%, 9.50%, 7/9/2025(e)	402,814
	Regis Muenster, LLC, Unfunded,
312,507	7/9/2025(h)(j)	0
	Regis Utopia, LLC,
268,984	WSJ Prime + 2.00%, 9.50%, 7/9/2025(e)	268,832
	Regis Utopia, LLC, Unfunded,
521,481	7/9/2025(h)(j)	0
	Spearmint Renewable Development Company, LLC,
	Tranche A
1,091,883	13.75%, 6/9/2027(k)	1,084,240
893,359	13.75%, 6/9/2027(f)(k)	887,105
	Tranche B
4,680,302	10.75%, 9/9/2025(k)	4,635,371
3,829,338	10.75%, 9/9/2025(f)(k)	3,792,576

		18,530,241

See accompanying notes to financial statements.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Portfolio of Investments – March 31, 2025 (continued)

Par		Value

	Energy Transition - Energy Efficiency – 5.5%
	Ameresco, Inc.,
$ 6,000,000	SOFR + 5.88%, 10.17%, 6/28/2029(e)	$5,907,246
	Budderfly SPV I, LLC, SOFR + 4.50%,
3,220,000	8.80%, 12/20/2028(e)	3,192,949
525,000	8.80%, 12/20/2028(e)	520,590
577,500	8.80%, 12/20/2028(e)	572,648
875,000	8.80%, 12/20/2028(e)	867,649
	Budderfly SPV I, LLC, Unfunded,
1,802,500	1.00%, 12/20/2028(h)	7,318

		11,068,400

	Midstream - Floating Production System – 3.6%
	Salamanca Infrastructure Finance, LLC, SOFR + 5.25%,
203,778	9.55%, 10/1/2030(e)(f)	202,998
6,842,078	9.55%, 10/1/2030(e)(f)	6,815,893
201,342	9.55%, 10/1/2030(e)	200,572
	Salamanca Infrastructure Finance, LLC, Unfunded,
418,406	1.00%, 10/1/2030(h)	0

		7,219,463

	Midstream - Hydrocarbon Production – 1.8%
	Tres Energy, LLC,
3,630,573	SOFR + 6.50%, 10.80%, 11/2/2029(e)	3,539,851
	Tres Energy, LLC, Unfunded,
6,369,427	1.00%, 9/30/2025(h)	0

		3,539,851

	Power - Conventional Generation – 10.8%
	Caithness Brookhaven, LLC,
7,720,059	SOFR + 4.75%, 9.01%, 7/31/2029(e)	7,736,164
	Trumbull Holdco 2, LLC,
14,060,551	SOFR + 9.10%, 13.42%, 11/3/2026(e)(f)	13,996,519

		21,732,683

	Renewables - Solar – 22.6%
	9521 US 14 Solar 1, LLC,
2,127,072	WSJ Prime + 2.00%, 9.50%, 9/26/2025(e)	2,127,072
	Anacott Solar, LLC,
649,530	WSJ Prime + 2.00%, 9.50%, 12/26/2025(e)	649,530
	Anacott Solar, LLC, Unfunded,
307,370	12/26/2025(h)(j)	0
	Broadlea Road Solar 1, LLC,
498,359	WSJ Prime + 2.00%, 9.50%, 3/20/2026(e)	498,359
	Broadlea Road Solar 1, LLC, Unfunded,
235,541	3/20/2026(h)(j)	0
	Chester Solar 1, LLC,
436,913	WSJ Prime + 2.00%, 9.50%, 3/13/2026(e)	436,913
	Chester Solar 1, LLC, Unfunded,
224,637	3/13/2026(h)(j)	0
	Cottage Grove North Solar 1, LLC,
2,053,630	WSJ Prime + 2.00%, 9.50%, 9/20/2025(e)	2,052,615
	Cottage Grove North Solar 1, LLC, Unfunded,
311,270	9/20/2025(h)(j)	0
	Cottage Grove South 1, LLC,
2,366,571	WSJ Prime + 2.00%, 9.50%, 9/20/2025(e)	2,365,402
	Cottage Grove South 1, LLC, Unfunded,
129	9/20/2025(h)(j)	0
	EG US Devco, LLC, SOFR + 6.26%,
4,151,711	10.56%, 7/15/2027(e)	4,111,231
10,848,289	10.59%, 7/15/2027(e)	10,742,519
	Geranium Solar, LLC,
888,480	WSJ Prime + 2.00%, 9.50%, 11/21/2025(e)	888,480

Par		Value

	Renewables - Solar - (continued)
	Geranium Solar, LLC, Unfunded,
$ 348,220	11/21/2025(h)(j)	$0
	Goodenow Road West Solar 1, LLC,
394,152	WSJ Prime + 2.00%, 9.50%, 9/26/2025(e)	394,152
	Goshen Solar 1, LLC,
365,800	WSJ Prime + 2.00%, 9.50%, 6/14/2026(e)	365,800
	Goshen Solar 1, LLC, Unfunded,
257,550	6/14/2026(h)(j)	0
	Goshen Solar 2, LLC,
216,800	WSJ Prime + 2.00%, 9.50%, 6/25/2026(e)	216,800
	Goshen Solar 2, LLC, Unfunded,
555,850	6/25/2026(h)(j)	0
	Gougar Road Solar 1, LLC,
430,212	WSJ Prime + 2.00%, 9.50%, 3/13/2026(e)	430,212
	Gougar Road Solar 1, LLC, Unfunded,
54,688	3/13/2026(h)(j)	0
	Grant Highway Solar 1, LLC,
377,104	WSJ Prime + 2.00%, 9.50%, 1/16/2026(e)	377,104
	Greenalia Power US Advanced II, LLC,
10,000,000	SOFR + 6.76%, 11.08%, 2/15/2027(e)	9,927,320
	Hillview Drive Solar, LLC,
542,829	WSJ Prime + 2.00%, 9.50%, 3/20/2026(e)	542,829
	Hillview Drive Solar, LLC, Unfunded,
292,121	3/20/2026(h)(j)	0
	PSE BorrowerCo., LLC,
6,000,000	SOFR + 4.50%, 8.85%, 11/10/2026(e)	5,919,378
	South Green Haven Solar 1, LLC,
373,102	WSJ Prime + 2.00%, 9.50%, 3/13/2026(e)	373,102
	South Green Haven Solar 1, LLC, Unfunded,
17,148	3/13/2026(h)(j)	0
	SRC Construction Borrower 3, LLC,
2,917,923	10.00%, 7/24/2028(f)	2,846,247
	SRC Construction Borrower 3, LLC, Unfunded,
2,207,875	1.75%, 7/24/2028(h)	0
	Yager Road Whiteside Solar 1, LLC,
415,636	WSJ Prime + 2.00%, 9.50%, 12/26/2025(e)	415,636

		45,680,701

	Renewables - Wind and Transmission – 4.9%
	SunZia Upper Co., LLC,
10,000,000	SOFR + 5.00%, 9.30%, 6/27/2025(e)	9,979,437

	Transportation - Airport – 4.8%
	Porter Aircraft Leasing Corp.,
CAD 13,658,135	CORRA + 5.79%, 8.55%, 5/31/2026(e)(f)	9,776,759

	Transportation - Parking and EV Charging – 1.0%
	FlashParking AssetCo SPV, LLC, SOFR + 4.65%,
$ 329,695	8.87%, 9/5/2029(e)	328,146
788,914	8.90%, 9/5/2029(e)	785,206
845,070	9.08%, 9/5/2029(e)	841,098
	FlashParking AssetCo SPV, LLC, Unfunded,
8,036,321	1.50%, 8/23/2027(h)	40,181

		1,994,631

	Total Private Debts	170,054,898

	(Cost $170,352,122)

See accompanying notes to financial statements.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Portfolio of Investments – March 31, 2025 (concluded)

Shares		Value

Short-Term Investment - 2.4%
4,934,391	Fidelity Investments Money Market Treasury Portfolio, Institutional Share Class 4.24%	$4,934,391

	(Cost $4,934,391)
	Total Investments - 98.7%	199,203,028

	(Cost $199,410,207)
	Other Assets net of Liabilities - 1.3%	2,565,037

	Net Assets - 100.0%	$201,768,065

(a)	Restricted Securities.
(b)	Partnership is not designated in units. The Fund owns approximately 4.3% of this Fund.
(c)	Partnership is not designated in units. The Fund owns approximately 1.5% of this Fund.
(d)	The security is currently paying a fixed rate as presented and set to convert to a variable rate at a later date with the rate determined as [Referenced Rate + Basis-point spread].
(e)	Variable rate security. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].
(f)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(g)	Security value was determined by using significant unobservable inputs.
(h)

Par amount represents the Fund’s remaining commitment of additional debt upon request by the underlying borrower. The rate presented, if any, represents the commitment fee rate paid by the underlying borrower to the Fund with respect to the par amount of the commitment. See Note 9 to the Financial Statements.

(i)	Entity is a wholly-owned subsidiary that has acquired private debt with the disclosed terms and an underlying borrower in the Data Services Sector.
(j)	Non-income producing security.
(k)	The variable rate is subject to a contractual interest rate floor.

Portfolio Abbreviations:
144A - Rule 144A Security
CAD – Canada Dollar
CORRA - Canadian Overnight Repo Rate Average
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SOFR - Secured Overnight Financing Rate
UST - 5 Year United States Treasury Rate
WSJ Prime - Wall Street Journal Prime Rate

Industry	% of Net Assets

Renewables - Solar	22.6%
Digital Infrastructure - Data Center Services	12.8%
Power - Conventional Generation	10.8%
Energy Transition - Battery Storage	9.2%
Digital Infrastructure - Fiber	7.3%
Energy Transition - Energy Efficiency	5.5%
Renewables - Wind and Transmission	5.0%
Transportation - Airport	4.9%
Power Generation	3.8%
Midstream - Floating Production System	3.6%
All Other Industries	13.2%
Other Assets net of Liabilities	1.3%

Total	100.0%

See accompanying notes to financial statements.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Statement of Assets and Liabilities

March 31, 2025

ASSETS:
Investments:
Investments in securities at cost	$199,410,207
Investments net unrealized appreciation (depreciation)	(207,179)

Total investments in securities, at fair value	199,203,028

Foreign currency (Cost $140,444)	138,898
Receivables for:
Dividends and interest	2,474,005
Expense reimbursement	919,403
Fund shares sold	116,500
Reclaims	386
Investments sold	1,069,477

Total receivables	4,579,771
Prepaid expenses	169,338

Total Assets	204,091,035

LIABILITIES:
Payables for:
Investments purchased	935,093
Performance fees	641,925
Adviser fees (net)	231,215
Professional fees	175,476
Administrative fees	156,177
Investment monitoring fee	74,121
Custodian fees	30,681
Transfer agent fees	12,058
Trustees’ fees	1,805
Accrued expenses and other liabilities	64,419

Total Liabilities(a)	2,322,970

NET ASSETS	$201,768,065

NET ASSETS consist of:
Paid-in capital	$202,099,024
Total distributable earnings (losses)	(330,959)

TOTAL NET ASSETS	$201,768,065

Net Assets	$201,768,065
Shares of beneficial interest outstanding (unlimited authorization)	19,969,217

Net asset value price per share (Net Assets/Shares Outstanding)	$10.10

(a)	See Note 8. Restricted Securities for detail of Commitments and Contingencies related to unfunded commitments.

See accompanying notes to financial statements.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Statement of Operations

For the Year Ended March 31, 2025

Investment Income:
Dividends from investments	$63,331
Interest income	13,683,123
Less: foreign taxes withheld	(403)

Total Investment Income	13,746,051

Expenses:
Adviser fees (Note 4)	1,315,987
Professional fees	757,107
Performance fees	641,925
Administration fees	289,527
Investment monitoring fees	233,512
Trustees’ fees (Note 4)	165,574
Custodian fees	152,970
Insurance fees	102,255
Shareholder reporting fees	74,999
Registration fees	49,971
Transfer agent fees	48,251
Other expenses	17,596

Total Expenses	3,849,674

Fees waived and/or reimbursed by Adviser (Note 4)	(2,260,158)

Net Expenses	1,589,516

Net Investment Income	12,156,535

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	307,024
Net realized loss on foreign currency transactions	(25,395)
Net change in unrealized appreciation/depreciation on investments and foreign currency	(208,770)

Net Realized and Unrealized Gain on Investments	72,859

Net Increase in Net Assets Resulting from Operations	$12,229,394

See accompanying notes to financial statements.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Statement of Changes in Net Assets

For the Year Ended March 31, 2025

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	12,156,535
Net realized gain on investments and foreign currency transactions	281,629
Net change in unrealized appreciation/depreciation on investments and foreign currency	(208,770)

Net Increase in Net Assets Resulting From Operations	12,229,394

Distributions to Shareholders from:
Net investment income and net realized gains	(12,560,353)
Return of capital	(317,930)

Total Distributions	(12,878,283)

Capital Share Transactions:
Shares issued	196,047,106
Reinvested dividends	8,849,911
Shares redeemed	(2,580,063)

Net Increase in Net Assets
Resulting From Capital Share Transactions	202,316,954

Total Increase in Net Assets	201,668,065

Net Assets:
Beginning of year*	$100,000

End of year	$201,768,065

Share Transactions:
Shares sold	19,343,655
Shares issued in reinvestment of dividends	882,614
Shares redeemed	(257,052)

Net Increase in Shares of Beneficial Interest Outstanding	19,969,217

*	Represents initial seed capital invested by Versus Capital Advisors, LLC.

See accompanying notes to financial statements.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Statement of Cash Flows

For the Year Ended March 31, 2025

Cash Flows Used in Operating Activities:
Net increase in net assets resulting from operations	$12,229,394

Adjustments to Reconcile Net Increase in Net Assets Resulting
From Operations to Net Cash Used in Operating Activities:
Purchases of investment securities	(239,598,238)
Proceeds from disposition of investment securities	45,671,825
Net purchases of short-term investment securities	(4,934,391)
Net change in unrealized appreciation/depreciation on investments and foreign currency	208,770
Net realized gain from investments sold and foreign currency transactions	(281,629)
Net amortization/(accretion) of premium/(discount)	(376,789)
Increase in dividends and interest receivable	(2,474,005)
Increase in expense reimbursement receivable	(919,403)
Increase in reclaims receivable	(386)
Increase in prepaid expenses	(169,338)
Increase in Adviser fees payable, net	231,215
Increase in investment monitoring fee payable	74,121
Increase in administrative fees payable	156,177
Increase in professional fees payable	175,476
Increase in performance fees payable	641,925
Increase in custodian fees payable	30,681
Increase in trustees’ fees payable	1,805
Increase in transfer agent fees payable	12,058
Increase in accrued expenses and other liabilities	64,419

Net Cash Used in Operating Activities	(189,256,313)

Cash Flows From Financing Activities:
Proceeds from shares issued	195,930,606
Payments of shares redeemed	(2,580,063)
Dividends paid (net of reinvestment of dividends)	(4,028,372)

Net Cash Provided by Financing Activities	189,322,171

Effect of exchange rate changes on foreign currency	(26,960)

Net Increase in Cash	38,898

Cash and Foreign Currency:
Beginning of year	100,000

End of year	$138,898

Supplemental Disclosure of Cash Flow Information:
Reinvestment of dividends	8,849,911

See accompanying notes to financial statements.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Financial Highlights

For the Year Ended March 31, 2025

Net Asset Value, Beginning of Year	$10.00
Income from Investment Operations:
Net investment income(a)	0.93
Net realized and unrealized gain (loss)	0.02

Total from investment operations	0.95

Less Distributions to Shareholders from:
Distribution from net investment income and net realized gains	(0.83)
Return of Capital	(0.02)

Total Distributions	(0.85)

Net Asset Value, End of Year	$10.10

Total Return Based On Net Asset Value	9.80%
Ratios and Supplemental Data
Net assets, end of year (000’s)	$201,768
Ratios of gross expenses to average net assets	2.93%
Ratios of net expenses to average net assets	1.21%
Ratios of net investment income to average net assets	9.24%
Portfolio turnover rate	41.42%

(a)	Per Share amounts are calculated based on average outstanding shares.

See accompanying notes to financial statements.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Notes to Financial Statements

March 31, 2025

NOTE 1. ORGANIZATION

Versus Capital Infrastructure Income Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s primary investment objective is to seek consistent current income, and the Fund’s secondary objective is capital preservation. The Fund seeks to achieve its investment objectives by allocating at least 80% of its net assets (plus the amount of any borrowings for investment purposes) to income-oriented investments that provide exposure to infrastructure assets. The Fund may also invest in a wholly-owned and controlled subsidiary (the “Subsidiary”) that will make direct investments into infrastructure assets. The Fund will maintain voting control of the Subsidiary. Any leverage incurred at the Subsidiary level will be aggregated with the Fund’s leverage for purposes of complying with Section 18 of the Investment Company Act. For purposes of complying with its fundamental and non-fundamental investment restrictions and policies pursuant to Section 8 of the Investment Company Act, the Fund will aggregate its direct investments with the investments of the Subsidiary. The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and has registered an indefinite number of shares under the Securities Act of 1933. The Fund’s investment adviser is Versus Capital Advisors LLC (the ‘‘Adviser’’).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Income and Securities Transactions - Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of applicable withholding taxes. Interest income is accrued daily. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Securities are accounted for on a trade date basis. The cost of securities sold is determined and gains (losses) are based upon the specific identification method.

Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and net change in unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders - The Fund will make regular quarterly distributions to shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Investment Funds and capital gains earned by the Fund from the disposition of Investment Funds or other investments, together with any dividends or interest income earned from such investments. A portion of any distribution may be a return of capital or from other capital sources. Dividends and distributions to shareholders are recorded on the ex-dividend date.

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder affirmatively elects not to reinvest in Shares. Shareholders may elect initially not to reinvest by indicating that choice in writing to the Fund’s transfer agent. Thereafter, shareholders are free to change their election by contacting the Fund’s transfer agent (or, alternatively, by contacting the selling agent that sold such shareholder its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no sales load or other charge for Shares received by reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

U.S. Federal Income Tax Information - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

As of and during the year ended March 31, 2025, the Fund did not have a liability for any unrecognized tax obligations. The Fund recognizes interest and penalties, if any, related to unrecognized tax obligations as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdiction as U.S. Federal. Tax returns filed within the prior three years generally remain subject to examination by federal and state tax authorities when applicable statutes of limitations have not expired.

Dividends from net investment income and distributions from realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts at fiscal year end based on the tax treatment; temporary differences do not require

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Notes to Financial Statements

March 31, 2025 (continued)

such reclassification. As of March 31, 2025, permanent differences identified and reclassified among the components of net assets were to increase undistributed net investment income by approximately $722,000, to decrease accumulated net realized gain by approximately $404,000, and to decrease paid-in-capital by approximately $318,000.

For the year ended March 31, 2025, tax character of the distribution paid by the Fund was approximately $12,560,000 of ordinary income dividends, $0 of long-term capital gains and approximately $318,000 of return of capital. Distribution from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses. As of March 31, 2025, the Fund had no capital loss carryovers available to offset future capital gains.

Under federal tax law, capital and qualified ordinary losses realized after October 31 and December 31, respectively, may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended March 31, 2025, the Fund had no qualified late year losses.

As of March 31, 2025, the gross unrealized appreciation and depreciation and net unrealized depreciation on a tax basis were approximately $665,000, $(996,000) and $(331,000), respectively. The aggregate cost of securities for federal income tax purposes at March 31, 2025, was approximately $199,534,000. As of March, 31 2025, the Fund had undistributed ordinary income and undistributed long-term capital gains of $0 and $0, respectively.

Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown and this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund would expect the risk of loss to be remote.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. SECURITIES VALUATION

The Board of Trustees (the “Board”) has established procedures (the “Procedures”) pursuant to which the Fund prices its securities, consistent with Sections 2(a)(5) and 2(a)(41) of the 1940 Act, as follows:

Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be fair valued pursuant to the Procedures.

Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by Versus Capital Advisors LLC (the “Adviser”) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Syndicated loans (Hybrid Debt Investments) are valued by Approved Pricing Sources at the average of broker quotes obtained from market makers deemed reliable by their internal evaluation staff or by internally developed models that incorporate both indicative quotes and actual trade data for similar loans.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at their closing Net Asset Value (“NAV”).

Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to the Procedures. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Notes to Financial Statements

March 31, 2025 (continued)

Private Debt Investments - The Fund will use its best efforts to value each private debt investment at its fair value under current market conditions. In doing so, the Fund will engage external valuation consultants to aid in the fair value determination of each private debt investment.

The Fund will work with the external valuation consultants to select an appropriate fair valuation approach for each private debt investment, which may include, but is not limited to, yield, market and cost approaches, or a combination of approaches. The external valuation consultant, in consultation with the Valuation Designee, may develop a unique valuation model or method for each individual private debt investment. The models and/or methods used may consider, among other things, comparable sector curve information, public market valuations, transaction prices, discounted cash flow analyses, assessments of borrower credit quality, borrower- or project-specific financial information, and/or other relevant information. Models may apply changes to certain public market inputs, such as comparable sector curves and/or benchmarks, only upon a change exceeding predetermined volatility thresholds and may also incorporate adjustments to public market inputs, such as the application of haircuts at levels which may vary based on market circumstances. The models and/or methods used by the external valuation consultant will produce information such as a specific price estimate, an estimated valuation range or confirmation that the prior day’s price estimate remains appropriate.

The Fund will review the intended valuation approach and/or valuation model for each private debt investment as developed by an external valuation consultant prior to its implementation. This review may consider numerous factors such as the particular investment’s contractual cash flows, the financial strength and operational performance of the borrower, and the debt instrument’s spread to relevant base rates. The Fund may receive certain initial and/or periodic financial information from the borrower, loan administrator, arranger, monitoring agent, and/or other external parties, and will provide this information to the external valuation consultant for consideration in the valuation model.

The Fund will determine a fair valuation for each private debt investment daily, typically based on information received from an external valuation consultant (i.e., outputs from the models and/or methods described above). The Fund will review the valuation estimates provided by the external valuation consultants for reasonableness based on its knowledge of each investment and current market conditions. When a valuation range is provided, the Fund will generally determine to keep the valuation unchanged if the prior day’s price falls within the current day’s range. These valuation processes may result in a private debt investment’s valuation being unchanged for a period of time.

In certain circumstances, an externally provided valuation range or specific price estimate may be unavailable or the Fund may determine that the valuation received does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Fund will determine the fair value of the investment, in good faith, via alternative means which may include, among others, valuing the investment at its prior day’s price, valuing the investment at its amortized cost, or implementing an internally developed model. In determining such a fair valuation, the Fund may consider any information it deems appropriate including as received directly from the borrower, as received from alternative external information sources, including monitoring agents, or as reflected by current general market conditions.

Private Investment Funds - The Fund typically values its investments in each Private Investment Fund according to the value reported by each Private Investment Fund’s quarterly NAV statement. The Fund also reviews this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Private Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The valuation for each Private Investment Fund is individually updated as soon as the Fund completes its reasonableness review, including any necessary information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. The Fund may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Fund may determine to value its investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Fund and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting. The Fund shall use its best efforts to ensure that each of such Private Investment Funds has in place policies and procedures that provide underlying principles behind the disclosure of reliable information with adequate supporting operational practices.

Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each Private Investment Fund is estimated by the Fund to generate during the current quarter (the “Investment Accrual Rate”). The Fund determines the Investment Accrual Rate at the beginning of each quarter, based on internally developed models that weight the expected impacts of income and appreciation projections by property sector, adjusting for expected market factors and underlying expenses. The Fund monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments.

In certain circumstances, the Fund may access daily or periodic NAV information provided by a Private Investment Fund. In such an instance, the Fund may determine to value its investment in a Private Investment Fund according to this information and may forego daily valuation adjustments based on an Investment Accrual Rate.

If the Fund does not have access to sell shares of a Private Investment Fund in its primary market, the Fund may determine to fair value the Private Investment Fund at a price other than its NAV. In such an instance, the Fund may consider any information it deems appropriate including as received from broker-dealers and/or pricing services or comparable sales in the secondary market. Any such fair valuation determinations will be made in good faith by the Fund, may be based upon an internally developed pricing model, and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting.

The March 31, 2025 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its March 31, 2025 NAV calculation.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Notes to Financial Statements

March 31, 2025 (continued)

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.

Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 –	unadjusted quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of March 31, 2025 is as follows:

	Total Fair Value at 03/31/2025	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$1,110,179	$785,371	$324,808	$—
Real Estate Investment Trust*	96,231	96,231	—	—
Corporate Debts*	6,702,679	—	6,702,679	—
Hybrid Debt Investments*	11,578,229	—	11,578,229	—
Private Debts*	170,054,898	—	—	170,054,898
Short-Term Investment	4,934,391	4,934,391	—	—

Subtotal	$194,476,607	$5,815,993	$18,605,716	$170,054,898

Private Investment Funds (held at NAV)*	4,726,421

Total	$199,203,028

*	See Portfolio of Investments for industry breakout.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Total	Private Debts
Balance as of 03/31/2024	$—	$—
Transfers into Level 3	—	—
Net purchases (sales)	170,046,425	170,046,425
Accretion and Amortization	301,993	301,993
Realized Gain	3,704	3,704
Change in unrealized gain/loss	(297,224)	(297,224)

Balance as of 03/31/2025	$170,054,898	$170,054,898

For the year ended March 31, 2025, the total change in unrealized gain/loss on Level 3 securities still held at the end of the year was $(297,224).

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy at March 31, 2025:

Category	Total Fair Value at 03/31/2025	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Private Debts	$169,880,048	Amortized Cost	N/A	$0.98 - $1.01	$0.99
		Discounted Cash Flow	Discount Rate	8.45% - 14.67%	10.34%
Private Debts - Unfunded Commitments	174,850	Amortized Cost	N/A	$0.00 - $0.02	$0.02

Balance as of 03/31/2025	$170,054,898

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Notes to Financial Statements

March 31, 2025 (continued)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Management Agreement, Versus Capital Advisors LLC serves as the investment adviser to the Fund. For its services under this agreement, the Fund pays the Adviser an Investment Management Fee at an annual rate of 1.00% of the Fund’s NAV, which accrues daily based on the net assets of the Fund and is paid quarterly. The Fund incurred fees to the Adviser of $1,315,987 and the Adviser waived and/or reimbursed Fund fees of $2,260,158 for the year ended March 31, 2025.

The Adviser has agreed to voluntarily waive 50% of the Investment Management Fee paid by the Fund until March 31, 2025. In addition, subject to the limitations set forth below, the Adviser has agreed to voluntarily waive a portion of the Investment Management Fee and/or reimburse certain direct expenses of the Fund such that the Total Annual Fund Expenses do not exceed an annualized rate, based on the average daily NAV of the Fund’s assets, of (i) 0.50% for the period April 1, 2024 through May 31, 2024 and (ii) 1.25% for the period June 1, 2024 through March 31, 2025 (the “Expense Caps”). This arrangement is at the sole discretion of the Adviser and may be terminated at any time. Amounts waived and/ or reimbursed pursuant to the Expense Caps will not be recouped by the Adviser. Notwithstanding the foregoing, the following expenses will not be limited by such waiver and are not subject to or included in the Expense Caps: (i) Acquired Fund Fees and Expenses, including any fees of the Private Funds; (ii) interest payments; (iii) extraordinary expenses; and (iv) taxes.

The Adviser has retained the services of the following sub-advisers for the Fund: Brookfield Public Securities Group LLC and Lazard Asset Management LLC. Fees paid to sub advisers are based on the average net assets that they manage at an annual rate up to 0.35% and are paid by the Adviser from its Investment Management Fee. Lazard Asset Management LLC was not allocated any portion of the Fund’s assets for management during the year. The Adviser incured fees of $8,400 to Brookfield Public Securities Group LLC for the year ended March 31, 2025.

Foreside Funds Distributors LLC, (the “Distributor”) serves as the Fund’s statutory underwriter and facilitates the distribution of Shares.

The Fund pays each Independent Trustee a fee per annum. In addition, the Fund reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at meetings; provided, however, that if more than three board meetings require out-of-town travel time, such additional travel time may be billed at the rate set forth in the Board of Trustees Retainer Agreement or as amended by action of the Board from time to time. Each of the Independent Trustees is a member of all Committees. The Chairman of the Audit Committee receives an additional fee per annum. Other members of the Board and executive officers of the Fund receive no compensation. The Fund also reimburses the Adviser for a portion of the compensation that it pays to the Fund’s Chief Compliance Officer.

NOTE 5. MARKET RISK FACTORS

The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:

Loan Assignment and Participation Risk. The Fund may purchase loan assignments and participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral and may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest. The Fund may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower). As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set- off between the lender and the borrower.

Payment in Kind Interest Risk. To the extent that the Fund invests in loans with a PIK interest component and the accretion of PIK interest constitutes a portion of the Fund’s income, the Fund will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following: (i) loans with a PIK interest component may have higher interest rates that reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans; (ii) loans with a PIK interest component may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (iii) the deferral of PIK interest increases the loan-to-value ratio, which is a fundamental measure of loan risk; and (iv) even if the accounting conditions for PIK interest accrual are met, the borrower could still default when the borrower’s actual payment is due at the maturity of the loan.

Direct Lending Risk. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund may lose money on the loan depending on, among other things, the value of the underlying collateral and the Fund’s rights to that collateral. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

General Market Fluctuations Will Affect the Fund’s Returns. At times, the Fund’s investments in Private Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Notes to Financial Statements

March 31, 2025 (continued)

Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Investment Funds.

Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.

Unfunded Commitments. In order to meet its obligation to provide capital for unfunded commitments, the Fund may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.

Interest Rate Risk. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). Recently, the U.S. Federal Reserve has increased interest rates from historically low levels, resulting in rising interest rates across the financial system. Thus, the Fund currently faces a heightened level of risk associated with high interest rates and/or bond yields.

Liquidity Risk. The Fund will invest in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund’s investments may be negatively affected by the broad investment environment in the real assets market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, sanctions or embargos, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.

NOTE 6. INVESTMENT TRANSACTIONS

For the year ended March 31, 2025, the purchases and sales of investment securities, excluding short-term investments, were approximately $226,589,000 and $46,741,000, respectively.

NOTE 7. REPURCHASE OFFERS

The Fund has a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next Business Day if the 14th is not a Business Day (each a “Repurchase Pricing Date”). In general, the Repurchase Pricing Date occurs on the Repurchase Request Deadline and settlement occurs 2 days later. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date.

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made to the shareholders within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all documentation they may require relating to repurchase requests and may require additional information. In addition, certain clearing houses may allow / require shareholders to submit their tender request only on the Repurchase Request Deadline.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Notes to Financial Statements

March 31, 2025 (continued)

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders prior to the Repurchase Payment Deadline.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline.

If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund’s outstanding Shares. If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer plus 2% of the Fund’s outstanding Shares, the Fund is required to repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their Shares before prorating other amounts tendered. Because of the potential for proration, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.

Results of the Fund’s Repurchase Offers during the year ended March 31, 2025 are as follows:

Repurchase Request Deadline/Pricing Date	Repurchase Offer Amount (Percentage)	Repurchase Offer Amount (Shares)	Shares Tendered for Repurchase	Percentage of Tendered Shares Repurchased	Value of Repurchased Shares

August 23, 2024	5%	617,857	27,210	100.0%	$ 275,912
November 22, 2024	5	797,355	113,907	100.0%	1,142,490
February 28, 2025	5	950,640	115,934	100.0%	1,161,661

NOTE 8. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. This and other important information are described in the Fund’s Prospectus.

As of March 31, 2025, the Fund invested in the following restricted securities:

Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)(d)	%of Net Assets

9521 US 14 Solar 1, LLC	3/27/2025	2,127,072	—	$2,127	$2,127	$—	1.1%
AIGA Climate Fund I, LP	7/5/2024	—	4.3%	3,759	3,816	6,371	1.9%
Ameresco, Inc.	9/5/2024	6,000,000	—	5,916	5,907	—	2.9%
Anacott Solar, LLC	3/27/2025	649,530	—	650	650	307	0.3%
Broadlea Road Solar 1, LLC	3/27/2025	498,359	—	498	498	236	0.2%
Budderfly SPV I, LLC
8.80%	7/31/2024	3,220,000	—	3,231	3,193	—	1.6%
8.80%	9/30/2024	525,000	—	527	521	—	0.3%
8.80%	12/23/2024	577,500	—	580	573	—	0.3%
8.80%	3/24/2025	875,000	—	879	868	—	0.4%
Budderfly SPV I, LLC, Unfunded	7/31/2024	1,802,500	—	7	7	1,803	0.0%
Caithness Brookhaven, LLC	4/3/2024	7,720,059	—	7,671	7,736	—	3.8%
Chester Solar 1, LLC	3/27/2025	436,913	—	437	437	225	0.2%
Conterra Ultra Broadband SPV II, LLC	10/31/2024	15,000,000	—	14,742	14,719	—	7.3%
CoreWeave CAC IV, LLC
10.30%	7/30/2024	470,426	—	473	475	—	0.2%
10.30%	7/30/2024	704,330	—	709	711	—	0.4%
10.32%	8/27/2024	1,378,188	—	1,387	1,390	—	0.7%
10.29%	10/11/2024	1,754,422	—	1,766	1,770	—	0.9%
10.30%	10/28/2024	901,022	—	907	909	—	0.5%
10.32%	11/25/2024	1,019,191	—	1,026	1,028	—	0.5%
10.29%	12/10/2024	496,793	—	500	501	—	0.3%
10.30%	12/31/2024	862,113	—	868	870	—	0.4%
10.30%	3/20/2025	136,762	—	137	138	—	0.1%
10.30%	2/5/2025	933,930	—	940	942	—	0.5%
CoreWeave CAC IV, LLC, Unfunded	7/30/2024	6,342,824	—	133	127	6,343	0.1%
Cottage Grove North Solar 1, LLC	6/26/2024	2,053,630	—	2,053	2,053	311	1.0%

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Notes to Financial Statements

March 31, 2025 (continued)

Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)(d)	%of Net Assets
Cottage Grove South 1, LLC	6/26/2024	2,366,571	—	$2,365	$2,365	$—	1.2%
DigitalBridge Credit II (Onshore), LP	8/28/2024	—	1.5%	987	910	4,066	0.5%
EG US Devco, LLC
10.56%	12/24/2024	4,151,711	—	4,103	4,111	—	2.0%
10.59%	12/24/2024	10,848,289	—	10,722	10,742	—	5.3%
esV Intermediate Holdco, LLC	7/1/2024	6,000,000	—	5,972	5,975	—	3.0%
FlashParking AssetCo SPV, LLC
9.08%	9/30/2024	845,070	—	845	841	—	0.4%
8.90%	12/23/2024	788,914	—	789	785	—	0.4%
8.87%	3/31/2025	329,695	—	330	328	—	0.2%
FlashParking AssetCo SPV, LLC, Unfunded	9/6/2024	8,036,321	—	40	40	8,036	0.0%
Geranium Solar, LLC	3/27/2025	888,480	—	889	888	348	0.4%
Goodenow Road West Solar 1, LLC	3/27/2025	394,152	—	394	394	—	0.2%
Goshen Solar 1, LLC	3/27/2025	365,800	—	366	366	258	0.2%
Goshen Solar 2, LLC	3/27/2025	216,800	—	217	217	556	0.1%
Gougar Road Solar 1, LLC	3/27/2025	430,212	—	430	430	55	0.2%
Grant Highway Solar 1, LLC	3/27/2025	377,104	—	377	377	—	0.2%
Greenalia Power US Advanced II, LLC	9/30/2024	10,000,000	—	9,918	9,927	—	4.9%
Hillview Drive Solar, LLC	3/27/2025	542,829	—	543	543	292	0.3%
Porter Aircraft Leasing Corp.	5/7/2024	13,658,135	—	9,981	9,777	—	4.8%
PSE BorrowerCo., LLC	9/4/2024	6,000,000	—	5,985	5,919	—	2.9%
Regis Laureles, LLC	7/11/2024	218,690	—	219	219	362	0.1%
Regis Leakey, LLC	7/11/2024	253,968	—	254	254	549	0.1%
Regis Mason, LLC	7/11/2024	352,323	—	352	352	471	0.2%
Regis Medina Lake, LLC	7/11/2024	382,506	—	382	382	390	0.2%
Regis Medina, LLC	7/11/2024	277,858	—	278	278	537	0.1%
Regis Muenster, LLC	7/11/2024	403,043	—	403	403	313	0.2%
Regis Utopia, LLC	7/11/2024	268,984	—	269	269	521	0.1%
Salamanca Infrastructure Finance, LLC
9.55%	12/30/2024	203,778	—	204	203	—	0.1%
9.55%	10/1/2024	6,842,078	—	6,832	6,816	418	3.4%
9.55%	3/27/2025	201,342	—	201	201	—	0.1%
South Green Haven Solar 1, LLC	3/27/2025	373,102	—	373	373	17	0.2%
Spearmint Renewable Development Company, LLC
Tranche A
13.75%	7/1/2024	1,091,883	—	1,077	1,084	—	0.5%
13.75%	7/1/2024	893,359	—	874	887	—	0.4%
Tranche B
10.75%	7/1/2024	4,680,302	—	4,636	4,635	—	2.3%
10.75%	7/1/2024	3,829,338	—	3,808	3,793	—	1.9%
SRC Construction Borrower 3, LLC	10/18/2024	2,917,923	—	2,872	2,846	2,208	1.4%
SRC Construction Borrower 3, LLC, Unfunded	10/18/2024	2,207,875	—	—	—	—	0.0%
SunZia Upper Co., LLC	4/4/2024	10,000,000	—	9,979	9,979	—	4.9%
Tres Energy, LLC	3/31/2025	3,630,573	—	3,540	3,540	—	1.8%
Tres Energy, LLC, Unfunded	3/31/2025	6,369,427	—	—	—	6,369	0.0%
Trumbull Holdco 2, LLC	8/8/2024	14,060,551	—	13,987	13,997	—	6.9%
VCRDX Data Center 1, LLC	1/31/2025	16,953,351	—	16,967	16,953	—	8.4%
Yager Road Whiteside Solar 1, LLC	3/27/2025	415,636	—	416	416	—	0.2%

Total				$175,099	$174,781	$41,362	86.6%

(a)

The securities include Investment Funds and private debt investments. The Investment Funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of infrastructure.

(b)	Initial acquisition date as shares are purchased at various dates.
(c)	At March 31, 2025, the Fund has an additional outstanding unfunded commitment of $5 million related to a new Investment Fund.
(d)	Unfunded Commitments approximate their fair values.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Notes to Financial Statements

March 31, 2025 (continued)

Security	Lock Up Applicable at Period End	Investment Liquidity	Redemption Frequency(a)

AIGA Climate Fund I, LP	None	The fund may offer redemption requests with new capital raise periods.

DigitalBridge Credit II (Onshore), LP	Full	Closed-end fund which terminates July 31, 2031 subject to one additional one-year extension at the discretion of the Fund’s manager.	N/A

(a)	The investment funds provide redemptions at the frequency listed at the investment managers discretion.

NOTE 9. COMMITMENTS AND CONTINGENCIES

As of March 31, 2025, the Fund had unfunded commitments to fund delayed draw and revolving debt of $30,924,504. The unfunded debts’ fair value is included in the investments at fair value on the Statement of Assets and Liabilities.

Investment and Type	Rate on Unfunded Portion	Par Amount	Fair Value

Anacott Solar, LLC, Unfunded, 12/26/2025	0.00%	$307,370	$0

Broadlea Road Solar 1, LLC, Unfunded, 3/20/2026	0.00%	235,541	0

Budderfly SPV I, LLC, Unfunded,12/20/2028	1.00%	1,802,500	7,318

Chester Solar 1, LLC, Unfunded, 3/13/2026	0.00%	224,637	0

CoreWeave CAC IV, LLC, Unfunded, 6/28/2029	0.50%	6,342,824	127,350

Cottage Grove North Solar 1, LLC, Unfunded, 9/20/2025	0.00%	311,270	0

Cottage Grove South 1, LLC, Unfunded, 9/20/2025	0.00%	129	0

FlashParking AssetCo SPV, LLC, Unfunded, 8/23/2027	1.50%	8,036,321	40,181

Geranium Solar, LLC, Unfunded, 11/21/2025	0.00%	348,220	0

Goshen Solar 1, LLC, Unfunded, 6/14/2026	0.00%	257,550	0

Goshen Solar 2, LLC, Unfunded, 6/25/2026	0.00%	555,850	0

Gougar Road Solar 1, LLC, Unfunded, 3/13/2026	0.00%	54,688	0

Hillview Drive Solar, LLC, Unfunded, 3/20/2026	0.00%	292,121	0

Regis Laureles, LLC, Unfunded, 7/9/2025	0.00%	361,721	0

Regis Leakey, LLC, Unfunded, 7/9/2025	0.00%	548,789	0

Regis Mason, LLC, Unfunded, 7/9/2025	0.00%	470,872	0

Regis Medina Lake, LLC, Unfunded, 7/9/2025	0.00%	389,848	0

Regis Medina, LLC, Unfunded, 7/9/2025	0.00%	537,409	0

Regis Muenster, LLC, Unfunded, 7/9/2025	0.00%	312,507	0

Regis Utopia, LLC, Unfunded, 7/9/2025	0.00%	521,481	0

Salamanca Infrastructure Finance, LLC, Unfunded, 10/1/2030	1.00%	418,406	0

South Green Haven Solar 1, LLC, Unfunded, 3/13/2026	0.00%	17,148	0

SRC Construction Borrower 3, LLC, Unfunded, 07/24/2028	1.75%	2,207,875	0

Tres Energy, LLC, Unfunded, 9/30/2025	1.00%	6,369,427	0

NOTE 10. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions “ASU 2022-03”, which clarifies guidance when measuring the fair value of an equity security subject to contractual restrictions that prohibit its sale. The guidance is effective for fiscal years beginning after December 15, 2024. The Adviser has assessed and does not expect a material impact to the financial statements as a result of the ASU 2022-03.

In September 2023, the SEC adopted amendments to the 1940 Act “Names Rule” addressing fund names, investments, and risks. The amendments modernize and enhance the Names Rule and other names-related regulatory requirements. The amendments include enhanced disclosure requirements for terminology used in fund names and additional regulatory reporting. The Names Rule was effective December 2023, and the Fund will have 24 months to comply. The Adviser is currently evaluating any expected impacts to the Fund.

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Adviser’s Investment Committee acts as the Fund’s CODM. The Investment Committee is comprised of members of portfolio management and other senior executives. The Fund’s revenue is derived from investments in a portfolio of securities. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Notes to Financial Statements

March 31, 2025 (concluded)

determined in accordance with the terms of the Fund’s investment objectives which are executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, net income, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segments’ performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. The total return and performance of each Fund is reflected within the accompanying Financial Highlights. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and determined that there are no subsequent events to report.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Additional Information

March 31, 2025 (Unaudited)

SECURITY PROXY VOTING

The Fund’s policy is to vote its proxies in accordance with the recommendations of management. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 280-1952 and on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Forms N-PORT are available without a charge, upon request, by contacting the Fund at (866) 459-2772 and on the SEC’s website at http://www.sec.gov.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Additional Information

March 31, 2025 (Unaudited) (continued)

TRUSTEES AND OFFICERS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of trustees of a registered investment company organized as a corporation. Information pertaining to the Board is set forth below.

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Public Company Trusteeships Held by Trustee

Independent Trustees (4)

Richard J. McCready; 1958	Lead Independent Trustee	Since inception	President of The Davis Companies (Real Estate) (2014 - 2022).	3	0

Robert F. Doherty; 1964	Independent Trustee	Since inception	Chief Financial Officer of Sustainable Living Partners (Building technology company) (2018 - present) and Partner of Renova Capital Partners (Venture Capital & Private Equity) (2010 - 2022).	3	0

Jeffry A. Jones; 1959	Independent Trustee	Since inception	Principal of SmithJones (Real Estate) (2008 – present).	3	0

Paul E. Sveen; 1961	Independent Trustee	Since inception	Chief Financial Officer of Paytient Technologies (Healthcare Technology) (October 2024 – present); Beam Technologies (Insurtech) (February 2020 – September 2024) and Chief Financial Officer of Paypal’s merchant lending platform (2018 – 2020).	3	0

Susan K. Wold; 1960	Independent Trustee	Since inception	Independent Trustee of the ALPS ETF Series Trust (July 2024 - Present); Senior Vice President, Global Ombudsman and Head of North American Compliance of Janus Henderson Investors (2017 – 2020); Vice President, Chief Compliance Officer and Anti Money Laundering Officer for Janus Investment Fund, Janus Aspen Series, Janus Detroit Street Trust, and Clayton Street Trust (2017 – 2020).	3	0

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Additional Information

March 31, 2025 (Unaudited) (continued)

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Public Company Trusteeships Held by Trustee

Interested Trustees (5)

Casey Frazier; 1977	Chair of the Board; Trustee; Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser (2011 - present); Chief Investment Officer of Versus Capital Real Estate Fund LLC (2011 – present); Chief Investment Officer of Versus Capital Real Assets Fund LLC (2017 – present).	3	0

(1) The address of each member of the Board is: c/o Versus Capital Infrastructure Income Fund, 5050 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.

(2) Each Trustee will serve for the duration of the Fund, or until his or her death, resignation, termination, removal or retirement.

(3) The term “Fund Complex” as used herein includes the Fund, Versus Capital Real Estate Fund LLC and Versus Capital Real Asset Fund LLC.

(4)

“Independent Trustees” means members of the Board who are not “interested persons” of the Fund, the Adviser, the Securities Sub-Advisers, the Distributor, or any affiliate of the Fund, the Adviser, the Securities Sub-Advisers or the Distributor, as defined by the Investment Company Act (the “Independent Trustees”).

(5)	“Interested Trustees” means members of the Board who are “interested person,” as defined in the Investment Company Act, because of such person’s affiliation with the Fund (the “Interested Trustees”).

Additional information about the Trustees is available in the Fund’s Statement of Additional information.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Additional Information

March 31, 2025 (Unaudited) (continued)

OFFICERS

The address, year of birth, and a description of principal occupations during the past five years are listed below for each officer of the Fund.

Name, Address and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Mark D. Quam; 1970	Chief Executive Officer	Since inception	Chief Executive Officer of the Adviser (2010 to present); Chief Executive Officer of Versus Capital Real Assets fund LLC (2017 to present); and Chief Executive Officer of Versus Capital Real Estate Fund LLC (2011 to present).

William R. Fuhs, Jr.; 1968	President	Since inception	President of the Adviser (2010 to present); President of Versus Capital Real Assets Fund LLC (2017 to present); and President of Versus Capital Real Estate Fund LLC (2016 to present).

Casey Frazier; 1977	Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser (2011 to present); Chief Investment Officer of Versus Capital Real Assets Fund LLC (2017 to present); and Chief Investment Officer of Versus Capital Real Estate Fund LLC (2011 to present).

Becca Edil; 1989	Deputy Chief Investment Officer	Since inception	Head of Real Assets Debt of the Adviser (January 2025 – present); Director of Investments of the Adviser (August 2023 to December 2025); Vice President of JP Morgan Asset Management (July 2022 to August 2023); Associate Director of IFM Investors (June 2019 to July 2022).

Brian Petersen; 1970	Chief Financial Officer, Treasurer	Since inception	Chief Financial Officer and Chief Operating Officer of the Adviser (January 2022 to present); Managing Director, Fund Financial Operations of the Adviser (July 2019 to December 2021); Chief Financial Officer and Treasurer of Versus Capital Real Assets Fund LLC (August 2019 to present); Chief Financial Officer and Treasurer of Versus Capital Real Estate Fund LLC (August 2019 to present).

Dustin C. Rose; 1983	Assistant Treasurer	Since inception	Director of Fund Financial Operations of the Adviser (2020 to present); Assistant Treasurer of Versus Capital Real Assets Fund LLC (November 2021 to Present); Assistant Treasurer of Versus Capital Real Estate Fund LLC (November 2021 to Present); Director of Fund Financial Operations of the Adviser (2020 to present); and Assistant Vice President of OFI Global Asset Management, Inc. (2016 to 2020).

Kelly McEwen 1984	Assistant Treasurer	Since inception	Director, Fund Financial Operations of the Adviser (January 2022 to present); Assistant Treasurer of Versus Capital Real Assets Fund LLC (November 2022 to present); Assistant Treasurer of Versus Capital Real Estate Fund LLC (November 2022 to present); Vice President of SS&C ALPS and Treasurer/Principal Financial Officer of various investment companies (April 2020 to May 2021); Fund Controller of SS&C ALPS (August 2019 to May 2021).

Jillian Varner; 1990	Chief Compliance Officer and Secretary	Since inception	Chief Compliance Officer of Versus Capital Real Assets Fund LLC, Versus Capital Real Estate Fund LLC and the Adviser (July 2023 to present); Secretary of Versus Capital Real Assets Fund LLC (July 2023 to present); Secretary of Versus Capital Real Estate Fund LLC (July 2023 to present); Deputy Chief Compliance Officer of the Adviser (February 2022 to July 2023); Assistant Secretary of Versus Capital Real Assets Fund LLC (August 2020 to July 2023); Assistant Secretary of Versus Capital Real Estate Fund LLC (August 2020 to July 2023); Director of Compliance and Operations of the Adviser (August 2019 to February 2022).

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND

Additional Information

March 31, 2025 (Unaudited) (concluded)

(1)The address of each officer of the Fund is: c/o Versus Capital Infrastructure Income Fund, 5050 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.

(2) Each officer will serve for the duration of the Fund, or until his or her death, resignation, termination, removal or retirement.

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(d)

The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is available on its Internet website at: https://versuscapital.com/wp-content/uploads/Joint-Code-of-Ethics.pdf

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Robert Doherty, who is “independent” for purposes of this Item 3 of Form N-CSR.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $25,500 for 2024 and $50,001 for 2025.

The 2024 fee was paid by the Fund’s adviser in conjunction with the organization of the Fund.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $8,000 for 2024 and $5,077 for 2025.

The nature of the services include the issuance of consents in conjunction with the registrant’s registration statement filings.

The 2024 fee was paid by the Fund’s adviser in conjunction with the organization of the Fund.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for 2024 and $11,600 for 2025.

The nature of the services include the review of federal and state tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2024 and $0 for 2025.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee has adopted an Audit Committee Charter that governs the Audit Committee’s pre-approval process. The Audit Committee Charter states that the Audit Committee may review and approve in advance any audit or non-audit engagement or relationship between the Fund and the independent auditors, other than “prohibited non-auditing services” (as defined in Section 201 of the Sarbanes-Oxley Act of 2002).

The Audit Committee may delegate to the Chairman of the Audit Committee the authority to pre-approve any audit or non-audit services to be provided by the independent auditors up to a maximum of $10,000 so long as it is presented to the full Audit Committee at its next regularly scheduled meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0% for 2024 and 0% for 2025

(c) 0% for 2024 and 0% for 2025

(d) N/A

(f)	Not Applicable.

(g)

There were no non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years. Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, were $8,000 for fiscal 2024 and $16,677 for fiscal 2025.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Trustees, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests in Private Funds, which have investors other than the Fund. The Fund may invest some of its assets in non-voting securities of Private Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. For assets sub-advised by Sub-Advisers, the Adviser has delegated its authority to vote proxies to those Sub-Advisers. Private Funds typically do not submit matters to investors for vote; however, if a Private Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Private Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the ‘‘Voting Guidelines’’):

•	In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.

•

The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value.

•	The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•

The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of the Adviser’s Chief Compliance Officer.

•

The Adviser’s Chief Compliance Officer will work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

•

If it is determined that a conflict of interest is material, the Adviser may seek legal assistance from appropriate counsel for the Adviser to determine a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to the Board and obtaining the consent of the Board before voting;

•	engaging another party on behalf of the Fund to vote the proxy on its behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

The Adviser shall maintain a written record of the method used to resolve a material conflict of interest. Information regarding how the Adviser and Sub-Advisers voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period will be available without charge, upon request, by calling (877) 200-1878, and will be available on the SEC’s website at http://www.sec.gov.

Brookfield Public Securities Group LLC (“PSG”)

Proxy Voting Policy and Procedures

Effective and Approved as of August 23, 2018

Update as of March 2025

Brookfield Public Securities Group LLC and affiliates (collectively referred to as “PSG”) have adopted this policy and procedures to guide PSG’s voting of proxies related to securities for the client accounts over which PSG has been delegated and/or granted proxy voting authority. PSG is an Investment Advisers registered with the U.S. Securities Exchange Commission. PSG is an indirect wholly owned subsidiary of Brookfield Corporation and Brookfield Asset Management Ltd.

Policy & Procedures

It is the policy and practice of Brookfield Public Securities Group LLC (“PSG”) to vote proxies consistent with its: fiduciary duty, the PSG Proxy Voting Policy and Procedures, and the best interests of clients, in compliance with Rule 206(4)-6 under the Advisers Act. In most, if not all cases, the best interest of clients will mean that the proxy ballot proposals which PSG believes will maximize the value of portfolio securities will be approved.

PSG clients generally grant PSG the authority to vote proxies in accordance with PSG’s Proxy Voting Policy and Procedures. In meeting its fiduciary duty to clients, PSG will monitor corporate and regulatory events and to vote proxies consistent with the best interests of its clients. In this regard, PSG seeks to ensure that all votes are free from unwarranted and inappropriate influences.

Accordingly, PSG generally votes proxies in a uniform manner for its clients and in accordance with this Policy and Procedures.

However, in certain cases, a PSG client will require PSG to vote proxies on behalf of that client’s account or fund in accordance with the client’s proxy voting policy and procedures.

Proxy Voting Working Group

PSG has established a cross-functional Proxy Voting Working Group. The Proxy Voting Working Group is responsible for overseeing the proxy voting process and ensuring that PSG meets its regulatory and corporate governance obligations in the voting of proxies relating to securities held in client accounts.

The PSG Proxy Voting Working Group meets regularly with representatives of the: Legal, Compliance, Operations, and Investment Teams.

Proxy Voting Controls

PSG has engaged Institutional Shareholder Services Inc. (“ISS”), an independent, third party, subject matter expert to act as our agent to vote proxies. PSG generally adopts ISS’ Proxy Voting Guidelines as the PSG’s proxy voting guidelines after review, consideration and determinations, if any, made by the PSG Proxy Voting Working Group (“PSG Proxy Voting Guidelines”). PSG believes that having an independent third party’s framework, background information, recommendations and analysis helps to ensure that all proxy voting decisions are made by PSG in the best interest of PSG’s clients.1 Unless otherwise specifically provided in the agreement between the client and PSG, ISS will generally be responsible for voting on proxy ballot issues as the agent of PSG pursuant the PSG Proxy Voting Guidelines as incorporated into this PSG Proxy Voting Policy and Procedures. A copy of the PSG Proxy Voting Guidelines is available upon request.

There may be instances in which a PSG investment professional may cast a vote different from an ISS recommendation if PSG has identified it would be in the best interest of its clients to do so. Such instances receive scrutiny from the Proxy Voting Working Group and are recorded for books and records.

Control of Possible Conflicts

PSG votes proxies without regard to any other business relationship between PSG and the company to which the proxy relates.

1 The “ISS Proxy Voting Guidelines” are opened to comment period annually, allowing the PSG Proxy Voting Working Group an opportunity to review, provide comments and incorporate current views and enables PSG to follow industry best practices. After such comment period ISS makes its Guidelines available to the public on their web site.

PSG will seek to identify material conflicts of interest that may arise between a company for which it votes proxies (“Company”) and PSG, such as the following relationships:

○	PSG serves as an investment advisor to the pension or other investment account of the Company or PSG is seeking to serve in that capacity; or

○	PSG provides or is seeking to provide material investment advisory or other services to a portfolio company or its affiliates whose management is soliciting proxies; or

○	PSG and the Company have a lending or other financial relationship.

PSG will recuse itself from any voting of proxies in the event a conflict is identified. PSG will instruct ISS to prohibit PSG to vote and will rely entirely on ISS to vote or take other appropriate action.

PSG must identify and assess material conflicts of interest which may arise between ISS and any company to which ISS provides services. This includes both initial and ongoing assessments (as ISS’s business and/or policies and procedures regarding conflicts of interest may change over time). For the ongoing assessment, PSG will establish and implement measures reasonably designed to identify and address conflicts that may arise, such as by requiring ISS to update PSG of changes to ISS conflict policies and procedures or business changes including ownership of ISS. On an annual basis PSG will conduct an on-site or virtual due diligence review of ISS.

Special Controls

Proxies relating to foreign securities held by Clients are also subject to the PSG Proxy Voting Policy and Procedures. In certain foreign jurisdictions, however, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.”

If PSG votes on the proxy, share-blocking may prevent PSG from selling the shares of the foreign security for a period. In determining whether to vote proxies subject to such restrictions, PSG, in consultation with the PSG Proxy Voting Working Group, considers whether the vote, either or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If PSG votes a proxy, and during the “share-blocking period” PSG would like to sell the affected foreign security, PSG, in consultation with the PSG Proxy Voting Working Group, will attempt to recall the shares (as allowable within the market timeframe and practices).

Sometimes securities held in client accounts will be the subject of class action lawsuits. PSG actively seeks out any open and eligible class action lawsuits for client accounts. To this end, PSG has retained a third-party service provider to review class action lawsuits, determine client account’s eligibility, file claim forms and other required documentation monitor progress and ultimate resolution of class actions, and ensure receipt of class action proceeds and payment to client accounts.

Proxy Voting Testing and Oversight

Representatives of the PSG Proxy Voting Working Group monitor the actions taken by the third-party proxy voting agent through the ISS web portal.

PSG will, on an annual basis, perform due diligence of ISS. Cross functional representatives from both PSG and ISS participate to:

○	Address any material deficiencies in the execution of ISS’ duties on behalf of PSG and its client accounts.

○	Discuss or propose any changes or additions to the services provided.

○	Discuss any material business issues of ISS which may impact the services it provides to PSG including any possible conflicts.

○	Discuss regulatory changes that impact both ISS and PSG and corresponding steps leading to compliance.

○	Review independent audit reports.

Special Considerations for Reporting to Fund Boards

PSG will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

○

Any issues arising under the PSG Proxy Voting Policy and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the PSG Proxy Voting Policy and Procedures;

○

Any proxy votes made by PSG on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from the PSG Proxy Voting Policy and Procedures, with reasons for any such deviations.

○

In addition, no less frequently than annually, PSG will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon PSG’s experience under the PSG Proxy Voting Policy and Procedures, evolving industry practices and developments in the applicable laws or regulations.

○

The PSG Proxy Voting Working Group shall periodically review and update the PSG Proxy Voting Policies and Procedures as necessary. Any material amendments to the PSG Proxy Voting Policy and Procedures (including the material changes to the PSG Proxy Voting Guidelines) shall be provided to the Boards of Directors of the Brookfield Funds for review and approval.

Special Considerations for Books & Records

○

PSG will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to: The PSG Proxy Voting Policy and Procedures, as amended from time to time;

○	Records of votes cast with respect to proxies, reflecting the information required to be included in Form N-PX filings for each of the (i) Brookfield Funds, and (ii) PSG, as applicable; and

○

Records of written client requests for proxy voting information and any written responses of PSG to such requests; and any written materials prepared by PSG that were material to making a decision in how to vote, or that memorialized the basis for the decision.

○	PSG maintains a separate “PSG Books and Records Policy and Procedures” which is available upon request.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of March 31, 2025, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Versus Capital Advisors LLC

The management of the Fund’s investment portfolio will be the responsibility of the Adviser and the Adviser’s Investment Committee:

Name	Title	Since	Recent Experience
Casey Frazier, CFA	Chief Investment Officer	Inception	Chief Investment Officer of Versus Capital Advisors. Mr. Frazier is the Chairman of the Versus Investment Committee. He has served as the CIO since joining the Adviser in 2011.
Becca Edil	Director of Investments	Inception

Director of Investments of Versus Capital Advisors. Ms. Edil has served as Director of Investments since joining the Adviser in 2023. Prior to joining the Adviser, she was a Vice President at JP Morgan Asset Management from 2022 to 2023, an Associate Director at IFM Investors from 2019-2022, and an Associate at BNP Paribas from 2018 to 2019.

Philip Eichhorn, CFA	Director of Investments	Inception

Director of Investments of Versus Capital Advisors. Mr. Eichhorn has served as Director of Investments since 2024 and previously served as a Senior Investment Analyst since joining the Adviser in 2021. Prior to joining the Adviser, he was a Senior Portfolio Analyst at Invesco Capital Management/OFI Global Asset Management, Inc. from 2014 to 2019.

Chen “Alicia” Chen, CFA	Director of Investments	January 2025

Director of Investments of Versus Capital Advisors. Ms. Chen has served as Director of Investments since joining the Adviser in 2024. Prior to joining the Adviser, she was a Vice President at EIG Partners from 2022 to 2024. Prior thereto, Ms. Chen was a Vice President at Silicon Valley Bank and an associate at BNP Paribas from 2018 to 2022.

Sub-Advisers

Brookfield Public Securities Group, LLC

Brookfield Public Securities Group LLC (“Brookfield”) serves as a sub-adviser for the Fund and has been managing real asset related securities for 32 years. Brookfield is a wholly-owned, indirect subsidiary of Brookfield Asset Management Inc (“BAM”). Gaal Surugeon, Riley O’Neal and Paula Horn are primarily responsible for the day-to-day management of the Fund’s assets allocated to Brookfield.

Name	Title	Since	Recent Experience
Gaal Surugeon, CFA	Managing Director, Portfolio Manager	2019

Mr. Surugeon is a Managing Director and Portfolio Manager for Brookfield. Prior to joining the firm in 2019, Gaal was an Executive Director at Oppenheimer Asset Management where he served as manager of the firm’s multi-asset portfolios and Director of Asset Allocation and Research.

Riley O’Neal, CFA	Managing Director, Portfolio Manager	2016

Mr. O’Neal is a Managing Director and Portfolio Manager for Brookfield. Prior to joining the firm in 2016. Prior to joining the firm he worked at multi-strategy hedge funds for four years focusing primarily on portfolio risk analytics and overall market risk.

Paula Horn	President, Chief Investment Officer, Portfolio Manager	2021

Ms. Horn is President, Portfolio Manager and Chief Investment Officer for Brookfield’s Public Securities Group. Prior to joining Brookfield in 2021, Ms. Horn was the Chief Investment Officer of Ziegler Capital Management where she oversaw equity trading, fixed income and equity teams, and served as CIO and primary portfolio manager for all marketed fixed income products.

Lazard Asset Management LLC

The Adviser has entered into a sub-advisory agreement with Lazard Asset Management LLC (“Lazard”) in connection with the management of a portion of the Fund’s assets allocated to it by the Adviser. The Adviser has not allocated any of the Fund’s assets to Lazard as of March 31, 2025 nor during the year then ended.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of March 31, 2025, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Versus Capital Advisors LLC

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts
Casey Frazier, CFA	2	$4.41 billion	3	$1.4 million	0	N/A
Becca Edil	0	N/A	0	N/A	0	N/A
Philip Eichhorn, CFA	0	N/A	0	N/A	0	N/A
Chen “Alicia” Chen, CFA	0	N/A	0	N/A	0	N/A

Performance Fee Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)

Casey Frazier, CFA	0	N/A	0	N/A	0	N/A
Becca Edil	0	N/A	0	N/A	0	N/A
Philip Eichhorn, CFA	0	N/A	0	N/A	0	N/A
Chen “Alicia” Chen, CFA	0	N/A	0	N/A	0	N/A

Conflicts of Interest

In addition to the Fund, the Adviser provides investment advisory services to Versus Capital Real Assets Fund LLC and Versus Capital Real Estate Fund LLC, each a continuously offered registered closed-end management investment company that has elected to be treated as an interval fund, as well as three charitable pooled income funds, as defined under section 642(c)(5) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’), and may provide investment advisory services to other funds and accounts in the future (collectively with the Fund, ‘‘Client Accounts’’). Because there are different fee structures for each Client Account and because the Adviser’s portfolio managers may have investments in one Client Account but not another (or they may invest different amounts in each Client Account), the Adviser’s portfolio managers may have an incentive to dedicate more time and resources or to otherwise favor one Client Account over another. The Adviser anticipates that the Fund and another Client Account could have overlapping portfolio holdings or that an investment opportunity would be appropriate for multiple portfolios. As such, the Adviser has policies and procedures designed to allocate investment opportunities among the Client Accounts on a fair and equitable basis over time. Additional controls are in place to monitor the investment decisions and performance of Client Accounts and to address these and other conflicts of interest. See ‘‘Conflicts of Interest’’ below for an additional discussion of the Adviser’s conflicts of interest.

Sub-Advisers

Brookfield Public Securities Group, LLC

As of March 31, 2025, in addition to the Fund, Brookfield’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets of Other Pooled Investment Vehicles	Number	Total Assets of Other Accounts
Gaal Surugeon	2	$1,125.6 million	6	$1,019.4 million	5	$661.7 million

Riley O’Neal	2	$1,125.6 million	6	$1,019.4 million	5	$661.7 million
Paula Horn	2	$1,125.6 million	6	$1,019.4 million	5	$661.7 million

Performance Fee Based Fee Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Gaal Surugeon	0	$0	0	$0	0	$0
Riley O’Neal	0	$0	0	$0	0	$0
Paula Horn	0	$0	0	$0	0	$0

Conflicts of Interest

In the course of our normal business, Brookfield may encounter situations where Brookfield faces a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of Brookfield or its personnel diverge from those of a client or when Brookfield or its personnel have obligations to more than one party whose interests are different. In order to preserve its reputation and comply with applicable legal and regulatory requirements, Brookfield believes managing perceived conflicts is as important as managing actual conflicts.

A list of potential conflicts can be found in the Brookfield Public Securities Group LLC’s Form ADV, Part 2A.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Versus Capital Advisors LLC

A team approach is used by the Adviser to manage the Fund. The Investment Committee of the Adviser is chaired by Casey Frazier. Mr. Frazier is a founding member of the Adviser and is paid a base salary and a discretionary bonus and is entitled to receive distributions of available cash flow from the profits of the Adviser, if any, due to his holdings of equity interests in the Adviser. Ms. Chen, Ms. Edil and Mr. Eichhorn are each paid a base salary and a discretionary bonus.

Sub-Advisers

Brookfield Public Securities Group, LLC

Brookfield incentivizes its professionals by providing competitive compensation packages designed to strategically align employee, client and firm interests. Compensation packages typically include an attractive and appropriate balance of base salary and cash bonus; investment personnel also receive incentive-oriented compensation tied to client-generated performance fees for certain strategies.

Specifically, investment team member compensation is assessed over an appropriate time horizon (up to three years) and is based on an employee’s investment decisions relative to the performance of his or her respective area of sector/geographical coverage, in addition to the team’s performance relative to the benchmark and on an absolute basis. Team members are incentivized by an annual discretionary bonus, which is largely derived from their long-only product investment decisions. Investment team members share in an additional bonus pool to the extent that the team generates incentive fees in certain strategies.

To aid in retention, portfolio managers, senior analysts and other key personnel receive a portion of their bonus in the form of deferred compensation through Brookfield’s Long-Term Incentive Plan (“LTIP”). LTIP compensation is invested in PSG’s funds with a multi-year vesting schedule. LTIP deferred compensation amounts are approved annually by Brookfield’s Board of Directors. To securely align Brookfield professionals’ interests with those of its clients, the primary factor influencing compensation amount is achievement of client objectives. Relative performance of all strategies and clients is also taken under serious consideration.

(a)(4) Disclosure of Securities Ownership

Versus Capital Advisors LLC

The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of March 31, 2025.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Casey Frazier, CFA	$500,001-$1,000,000
Becca Edil	$50,001-$100,000
Philip Eichhorn, CFA	$10,001-$50,000
Chen “Alicia” Chen, CFA	None

Sub-Advisers

Brookfield Public Securities Group, LLC

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Gaal Surugeon	None
Riley O’Neal	None
Paula Horn	None

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)  The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable. (b) Not applicable. Item 18. Recovery of Erroneously Awarded Compensation. Not Applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b)   Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Versus Capital Infrastructure Income Fund

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date	June 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date	June 4, 2025

By (Signature and Title)*	/s/ Brian Petersen
Brian Petersen, Chief Financial Officer
(principal financial officer)

Date	June 4, 2025

* Print the name and title of each signing officer under his or her signature.